UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 5, 2023 (August 31, 2023)

Cartica Acquisition Corp

(Exact name of registrant as specified in its charter)

Cayman Islands	001-41198	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1345 Avenue of the Americas, 11th Floor

New York, NY 10105

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (202)741-3677

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Units, each consisting of one Class A Ordinary Share and one-half of one Redeemable Warrant	CITEU	The Nasdaq Stock Market LLC

Class A Ordinary Share, par value $0.0001 per share	CITE	The Nasdaq Stock Market LLC

Redeemable Warrants	CITEW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On August 31, 2023, Cartica Acquisition Corp, a Cayman Islands exempted company (the “Company”), issued a promissory note (the “Working Capital Note”) to the Company’s sponsor, Cartica Acquisition Partners, LLC, a Delaware limited liability company (the “Sponsor”), pursuant to which the Sponsor agreed to loan to the Company up to $300,000 for working capital expenses. The Working Capital Note bears no interest and is repayable in full upon the earlier of (a) the date of the consummation of an initial business combination and (b) the date of the Company’s liquidation.

The issuance of the Working Capital Note was made pursuant to the exemption from registration contained in Section 4(a)(2) of the Securities Act of 1933, as amended.

The foregoing description of the Working Capital Note does not purport to be complete and is qualified in its entirety by reference to the full text of the Working Capital Note, a copy of which is filed with this Current Report on Form 8-K as Exhibit 10.1 and is incorporated herein by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation Under an Off-balance Sheet Arrangement of a Registrant.

The disclosure contained in Item 1.01 of this Current Report on Form 8-K is incorporated by reference in this Item 2.03.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description
10.1	Promissory Note issued to Cartica Acquisition Partners, LLC, dated August 31, 2023.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cartica Acquisition Corp

Date: September 5, 2023	By:	/s/ Suresh Guduru
	Name:	Suresh Guduru
	Title:	Chairman and Chief Executive Officer